As filed with the Securities and Exchange Commission on July 10, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 7, 2003

                             Harleysville Group Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-14697                   51-0241172
-----------------           -----------------------       --------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

               355 Maple Avenue, Harleysville, Pennsylvania 19438
              ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 256-5000
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Certain exhibits are filed herewith in connection with the Prospectus Supplement dated July 7, 2003, to the Prospectus dated June 26, 2003, filed as part of the Registration Statement on Form S-3 (Registration No. 333-104437; declared effective on June 26, 2003) filed by Harleysville Group Inc. (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under a Senior Indenture (the "Indenture") dated as of July 7, 2003, between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee").

         On July 7, 2003, the Company executed a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters. Pursuant to the Purchase Agreement, the Company is issuing $100,000,000 principal amount of its 5.75% Senior Notes due 2013 (the "Securities") under the Indenture, subject to the designation of the terms of the Notes, pursuant to an Officers' Certificate (the "Officers' Certificate"), dated as of July 7, 2003, under Section 2.02(b) of the Indenture. The Purchase Agreement, the Indenture, the Officers' Certificate and an opinion of Drinker Biddle & Reath LLP, counsel to the Company, are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A-1 to Attachment A to the Officers' Certificate.

Item 7.  Financial Statements and Exhibits

          (a) Financial statements of businesses acquired:

                  None

          (b) Pro forma financial information:

                  None

          (c) Exhibits:

                  1 Purchase Agreement, dated as of July 7, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

                  4.1      Indenture between the Company and the Trustee

                  4.2 Officers' Certificate, including the terms of the Company's 5.75% Senior Notes due 2003 as Attachment A, and including form of the Securities as Exhibit A-1 to Attachment A.


                  5.1 Opinion of Drinker Biddle & Reath LLP regarding the legality of the Securities

                  23.1     Consent of Drinker Biddle & Reath LLP (included in
                           Exhibit 5.1 hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Harleysville Group Inc.

                              By /s/ Roger A. Brown
                              ------------------------------
                                 Name:  Roger A. Brown
                                 Title: Senior Vice President,
                                        Secretary and General Counsel

Date:    July 10, 2003

                                  EXHIBIT INDEX

                  1 Purchase Agreement, dated as of July 7, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

                  4.1      Indenture between the Company and the Trustee

                  4.2 Officers' Certificate, including the terms of the Company's 5.75% Senior Notes due 2003 as Attachment A, and including form of the Securities as Exhibit A-1 to Attachment A.

                  5.1 Opinion of Drinker Biddle & Reath LLP regarding the legality of the Securities

                  23.1     Consent of Drinker Biddle & Reath LLP (included in
                           Exhibit 5.1 hereto)